CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SpaceDev,  Inc.
San  Diego,  California


     We hereby consent to the incorporation by reference in the previously filed Registration Statement on Form S-8 (file no. 333-47338) of SpaceDev, Inc. of our report dated February 10, 2005, relating to the consolidated financial statements of SpaceDev, Inc., appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004.





San  Diego,  California                            PKF
March  28,  2005                                   Certified  Public Accountants
                                                   A  Professional  Corporation